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                                                                   Exhibit 10.43

The Naughton Company
3 Summer Street
Hingham, MA  02043
617-740-1222

                      COMMERCIAL/INDUSTRIAL STANDARD LEASE


This Indenture of Lease made this 16th day of February, 2000
                                  ----        --------------
by   Foxford Business Center, LLC
    -------- --------------------
    (Norfolk County, Massachusetts,(hereinafter called "Lessor")

and Geerlings & Wade, Inc.
    ----------------------
(hereinafter called "Lessee".)


                              Witnesseth that

In consideration of the rent and covenants herein set forth and contained, on the part of Lessee to be paid, performed and observed, Lessor does hereby demise and lease unto Lessee approximately 25,000 square feet of floor area which shall include 12,932 square feet of office area within the Building (the "Building", which term shall be construed to mean the Building as originally constructed and expanded) on 960 Turnpike Street, Canton, MA 02021 which Lot and Building are shown on Exhibit A attached hereto and made a part hereof, and which floor area is shown on Exhibit A, said premises being crosshatched in Red on Exhibit A hereinafter called the "Premises", together with the right to use in common with Lessor and others from time to time entitled, the appurtenances to the Building and Lot, including the right to use the driveways and parking area adjacent to the Building.

To have and to hold the Premises for a term of 5 year(s) beginning on October 1, 2000 and terminating on September 30, 2005, unless sooner terminated as herein provided.

                                   ARTICLE I
                                Payment of Rent
                                ---------------

Lessee covenants and agrees with Lessor to pay as rent during the term hereof and so long thereafter as Lessee or anyone claiming under Lessee occupies the Premises;

1.1 A fixed rental at the annual rate of $ 250,000.00 during the term hereof, said rental to be payable in equal installments of $20,833.00 in advance on the first day of each month of the term, and at that rate for any fraction of a month beginning of any term, any fraction payable with respect to a portion of a month at the beginning of the term to be paid on the Commencement Date. Rental installments not received by the fifth day of the respective month(s) are subject to the highest interest rate allowed by law.

1.2 Lessee shall pay all utility charges directly to the entity charged with the collection thereof. Lessee shall pay its proportionate share of taxes, betterment assessments, insurance costs and maintenance costs with respect to the Demised Premises as provided in this Section 1.2 as follows:

1.2.1 Lessee shall pay, as additional rent to Lessor, Lessee's proportionate share of taxes levied or assessed or becoming payable for or in respect to the Lot on which the Building of which the Premises are a part is located, and the Building and other improvements located on the Lot, for each tax period included in the term at the beginning and end thereof, Lessee's proportionate share of the fraction of such taxes which is allocable to such included period.

If at any time during the term, under the Laws of the United States or any State or political subdivision thereof in which the Premises are situated, there shall be adopted some other method of taxation on real estate as a substitute in whole or in part for taxes on real estate as now constituted, such as tax on the fixed rent, additional rent or the other charges payable by Lessee hereunder by whatever name called, which is levied, assessed or imposed against Lessor or the rent or other charges payable hereunder to Lessor, (which substitute tax on the fixed rent, additional rent, or other charges or other substitute method of taxation are hereinafter collectively referred to as "Substitute Taxes"), Lessee, to the extent that such Substitute Taxes are means of raising revenue

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from or with respect to the Premises, shall pay Substitute Taxes as soon as the same shall become due and payable. In the event that any such Substitute Taxes shall be based upon the income of Lessor, then Lessee's obligation with respect to the aforesaid Substitute Taxes shall be limited to the amount thereof as computed at the rates that would be payable if the same were the sole taxable net Income of Lessor but without deduction or provision for any deductions, exemptions or credits to which Lessor may be entitled in computing the tax, Lessor would so bear on account of the fixed rent, additional rent or other charges then due or thereafter becoming due from Lessee for the taxable period under the terms of this Lease, all as if Lessor were not entitled to any such deductions, exemptions or credits. Provided, however, that the taxation of Lessor's income by the United States and the Commonwealth of Massachusetts, presently referred to as the "Federal Income Tax" and "State Income Tax" or similar methods of taxation are not intended to be herewith applicable and are specifically excluded.

1.2.2 Lessee shall pay to Lessor Lessee's proportionate share of each installment of any public, special or betterment assessment levied or assessed or becoming payable for or in respect of the Lot or Building, or both for each installment period wholly included in the term, and for any fraction of an installment period included in the term at the beginning or end thereof, Lessee's proportionate share of the fraction of such installment allocable to such included period; provided only in the case of each respective assessment that Lessor shall have elected to pay such assessment in installments over the longest period permitted by law and not otherwise.

1.2.2.1. If Lessee deems itself aggrieved by any tax or assessment as to which Lessee is required to pay LESSEE'S proportionate share under Section 1.2.1 or
1.2.2 hereof, Lessee may at Lessee's expense, without delaying the payment of such proportionate share, seek an abatement thereof, and Lessor shall cooperate with Lessee to the extent reasonably necessary to enable Lessee to do so. If such abatement is granted, Lessee's proportionate share of such taxes and assessments shall be adjusted accordingly.

All taxes levied on the personal property of Lessee, including but not limited to pallets or skids, fork lift trucks or other hoisting equipment, etc., shall be the obligation and be paid by Lessee whether the same is assessed to Lessee or Lessor and whether the same shall be considered part of the realty or personalty and further that Lessee agrees to indemnify and hold harmless the Lessor from any loss, damage, debt or claim resulting therefrom.

1.2.3 Lessee shall as additional rent, on the first day of each month of the term, make tax fund payments to Lessor. "Tax Fund payments" refer to such payments, as Lessor shall reasonably determine to be sufficient to provide in the aggregate a fund adequate to pay Lessee's proportionate share of all tax and assessments referred to in subsection 1.2 when they become due and payable. Lessor shall on or before the last day on which the same may be paid without interest or penalty, pay to the proper authority charge with the collection thereof all taxes and assessments referred to in said subsection 1.2.1 and 1.2.2, provided that Lessee shall have made the aforesaid tax fund payments. If the aggregate of said tax refund payments is not adequate to pay Lessee's proportionate share of all said taxes and assessments, Lessee shall pay to Lessor the amount by which such aggregate is less than the amount equal to lessee's proportionate share of all said taxes and assessments, such payment to be made on or before the later of (a) 10 days after receipt by Lessee of written notice from Lessor of such amount, or (b) the 30th day prior to the last day on which such taxes and assessments may be paid without interest or penalty. Any balance remaining after such payment by Lessor shall be accounted for to Lessee annually. The amount of the monthly tax payments shall equal 1/12 of lessee's proportionate share of the prior year's tax plus, 10% of said 1/2 of prior year's payment.

1.2.4 Lessee shall pay to Lessor in advance on the first day of each month, in equal monthly installments, Lessee's proportionate share of the cost to Lessor of taking out and maintaining throughout the term of this Lease the following insurance protecting Lessor:

1.2.4.1 Fire Insurance and extended perils on an All Risk Basis in an amount at least equal to the replacement cost of the Building, and insurance for Loss of rents, protecting the Lessor against abatement or loss of rent in an amount equal to at least all rent and additional rent payable for one year under this
Article 1.

1.2.4.2 Comprehensive liability insurance indemnifying Lessor and Lessee against all claims and demands for any injury to person or property which may be claimed to have occurred on the Premises or on the sidewalks or ways adjoining the Premises, in amounts which shall, at the beginning, of the term, be not less than $1,500,000 for property damage, $1,500,000 for injury or death of one person, and $1,500,000 for injury or death of more than one person in any single accident, and, from time to time during the term, shall be, in such higher amounts, if any, as are customarily carried in the metropolitan Boston area on property similar to the Premises and used for similar purposes.

1.2.4.2a Lessee shall obtain, at Lessee's own expense, similar Comprehensive Liability Insurance, protecting Lessee from all claims and demands for any injury to person or property which may be claimed to have occurred on the Leased Premises, as well as any sidewalks or ways adjoining the Premises, such insurance to indemnify the Lessor as well as the Lessee.

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1.2.4.3  Lessee shall obtain insurance against loss or damage from sprinklers, and if applicable, from leakage or explosion or cracking of boilers, pipes carrying steam) or water, or both, pressure vessels or similar apparatus, in the so-called "broad form", and in such amounts as Lessor may reasonably require. Also insurance against such other hazards as may from time to time be required by any bank, insurance company or other lending institution holding a first mortgage on the Premises, provided that such insurance is customarily carried in the Metropolitan Boston area on property similar to the Premises and used for similar purposes.

1.2.4.3a Lessor and Lessee should maintain Business Interruption Insurance in amounts adequate to protect their individual interest.

1.2.4.4 Policies for insurance required under the provisions of Section 1.2.4.1 and 1.2.4.3 shall, in case of loss, be first payable to the holders of any mortgages on the Premises and shall be deposited with the holder of any mortgage or with Lessor, as Lessor may elect.

1.2.4.5 All insurance which is carried by either party with respect to the Premises, whether or not required; if either party so requests and it can be so written, and if it does not result in additional premium, or if the requesting party agrees to pay any additional premium, shall include provisions which either designate the requesting party as one of the insured or deny to the insurer acquisition by subrogation of rights of recovery against the requesting party to the extent such rights have been waived by the insured party prior to occurrences of loss or injury. The requesting party shall be entitled to have duplicates or certificates of any policies containing such provisions. Each party hereby waives all rights of recovery against the other for loss or injury against which the waiving party is protected by insurance containing said provision, reserving, however, any rights with respect to any excess of loss or injury over the amount recovered by such insurance. Lessee shall not acquire as insured under any insurance carried on the Building any right to participate in the adjustment of loss or to receive insurance proceeds and agrees upon request promptly to endorse and deliver to Lessor any checks or other instrument in payment of loss in which Lessee is named payee.

1.2.5 Lessee shall pay to Lessor in advance on the first day of each month, in equal monthly installments, Lessee's proportionate share for maintenance costs incurred with respect to the Building, the common facilities therein, and the Lot. Such costs shall include, without limitation, the cost of keeping all surface driveways, parking and loading areas within the Lot in good repair and reasonably free of ice and snow,(snow plowing is billed separately, and in addition to the monthly charge) of maintaining in good condition all lawns and planted areas within the Lot and of keeping the exterior Building reasonably neat and clean. Under no circumstances will Lessee store, keep, or temporarily place any pallets, equipment (with the exception of approved dumpster in approved location), fixtures, or other objects outside Lessee's demised premises. In the event Lessee does not immediately remove same, Lessor may, at Lessor's discretion remove same and such removal will be charged by Lessor to Lessee, and will be due immediately from Lessee upon receipt of Lessor invoice. No dormant vehicles shall be left on the property.

1.2.6 Lessor has or will cause to be installed separate gas and electric meters to serve the Premises exclusively. Lessee shall pay directly to the proper authorities charged with the collection thereof of all charges for the consumption of utilities and other services on the Premises, whether called charge, tax, assessment, fee or otherwise, including, without limitation, water and sewer use and charges and taxes, if any, all such charges to be paid as the same from time to time become due.

1.2.7 The term Lessee's "Proportionate Share" as used herein shall mean that proportion which 25,000 square feet bears to the total ground floor area of the Building.

                                   ARTICLE II
                         Additional Covenants of Lessee
                         ------------------------------

Lessee further covenants and agrees:

2.1 To keep the Premises, including without limitation, both the inside and outside of all doors and windows therein, in the same order and repair as they are in on the Commencement Date, reasonable wear and damage by fire or casualty only excepted; and to keep all fixtures and equipment on the Premises, including, without limitation, all heating, plumbing, electrical, air conditioning, mechanical fixtures, and equipment serving only the Premises in the same order and repair as they in on the Commencement Date, damage by fire or

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casualty only excepted; and to make all repairs and replacements and to do all other work necessary for the foregoing purposes. It is further agreed that the exception of reasonable use and wear shall not apply so as permit Lessee to keep the Premises in anything less than suitable, tenant-like and efficient and usable condition considering the nature of the Premises and the use reasonably made thereof, or in less than good and tenant-like repair, and that except in case of fire there is no exception to the rule that all glass must be kept good by Lessee. Lessee shall also make all repairs to the Building, (including, without limitation, the structure and roof thereon and common areas therein) and the Lot; if the same are occasioned by Lessee's improper or untenantlike use thereof. Lessee's interior repairs should not include the outer walls, roof, or structural repairs. However, the Lessee shall be obligated to compensate Lessor for repairs to the exterior walls, roof or structural repairs only if such repairs are necessitated by the intentional acts or negligence of Lessee, its agents, invitees or employees and if such repairs are not reimbursable by insurance carriers. Lessee shall in no way permit any roof penetrations, additions or work of any type to the exterior, roof membrane, or structural components of building without express written consent of Lessor. Lessor shall maintain and repair the exterior, roof, common areas and structural elements of the Building, as well as the Building systems, in good condition, and Lessee shall pay its proportionate share of the cost of such maintenance and repairs (except that Lessor shall not be obligated to make repairs which are necessitated by Lessee's improper or untenantlike use thereof).



2.2 To assume exclusive control of the Premises, and the adjacent sidewalks serving exclusively the Premises, if any, and all tort liabilities incident to the control or leasing thereof, and to save the Lessor harmless from all claims or damage arising on account of any injury or damage to any person or property on Premises or sidewalks, or ways adjacent thereto, or otherwise resulting from the use and maintenance and occupancy of the Premises or any thing or facility kept or used thereon. Lessor shall be saved harmless by Lessee from any liability on account of any accident or injury to Lessee, or to any of Lessee's servants, employees, agents, visitors or licensees, or to any person or persons in or about the Premises or said adjacent sidewalks or ways adjacent thereto.

All merchandise, furniture, fixtures, effects and Property of every kind, nature and description of Lessee and of all persons claiming through or under Lessee, except as herein otherwise provided, which may be on the Premises during the continuance of this Lease or any occupancy by Lessee thereof, shall be at the sole risk and hazard of Lessee, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or be borne by Lessor.

Notwithstanding any provision of this Lease, Lessor shall in no event be indemnified or held harmless or exonerated from any liability to Lessee, or to any person, for any injury, loss, damage or liability arising from any omission, fault, negligence or other misconduct of Lessor or its agents or employees on or about the Premises or on or about any stairways, hallways or other appurtenances, including sidewalks, used in connection with the Premises and not within the exclusive control of Lessee.

2.3 Not to assign or sublet this Lease without first obtaining on each occasion the consent in writing of Lessor and to reimburse Lessor promptly for reasonable legal expenses incurred by Lessor in connection with any request by Lessee for such consent.

Lessee may, without Lessor's consent, assign this Lease to a corporation owning a, controlling interest in the voting capital stock of Lessee, to a corporation into which Lessee is merged provided such corporation assumes in writing all of Lessee's obligations hereunder, or sublet to a subsidiary corporation of which Lessee owns a majority of the voting stock. No assignments or subletting shall in any way impair the continuing primary liability of Lessee hereunder, and no consent to any assigning or subletting in a particular instance shall be deemed to be a waiver of the obligation to obtain the Lessor's approval in the case of any other assignment or subletting.

2.4 To conform to and comply with all state and municipal laws and with all requirements of any public body or officers having jurisdiction of the Premises and with the requirements or regulations of any Board of Fire Underwriters or Insurance company insuring the Premises at the time with respect to the care, maintenance, manner of use and non-structural alteration of the Premises, all at Lessee's own expense without reimbursement from Lessor.

2.5 To permit Lessor and Lessor's representatives to enter into and examine the Premises and show them to prospective purchasers and mortgagees, and during the six months prior to the expiration of the term to show them also to prospective tenants and to keep affixed in suitable places notices for letting and selling.

2.6 If Lessee shall at any time default in the performance of any Lessee obligation under this Lease, Lessor, shall have the right, after first giving Lessee ten (10) days written notice of such default (unless such default endangers the Premises or Lessor's interest therein, in which case no such notice shall be required), to perform such obligation notwithstanding the fact that no provision for such substituted performance by Lessor is made in this Lease with respect to such default. In performing such Lessee obligation, Lessor may make any reasonable payment of money or perform any other reasonable act. All sums so paid by Lessor and all necessary incidental costs and expenses in connection with the performance of any such act by Lessor shall be deemed to be additional rent under this Lease and shall be payable to Lessor immediately on demand. Lessor may exercise the foregoing rights without waiving or releasing Lessee from any of its obligations under this Lease.

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2.7  Upon the expiration or other termination of the term of this Lease, Lessee shall quit and surrender to Lessor the Demised Premises, broom clean, in good order and condition, ordinary wear expected, and Lessee shall remove all of its property, including at Lessor's request, any alterations or additions made by Lessee. Lessee's obligations to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease. If the last day of the term of this Lease or any renewal thereof falls on Sunday, this Lease shall expire on the business day immediately proceeding. If Lessor elects to treat Lessee as a holdover for a further term of one year, any concession of rent or agreement in respect of decorations or the like in the initial term shall not apply to such holdover term. Rent during such holdover term shall be twice the amount paid during the last preceding term.

2.8  Lessee further covenants and agrees:

          (a) To use the Premises for:

              Office and warehouse functions as they relate to the wine distribution industry not involving the emission of objectionable odors, fumes, noise or vibration, and for no other use, and from time to time to procure all licenses and permits necessary therefore.

          (b) Not to make or permit any alterations or additions to the Premises without prior written consent of Lessor which shall not be unreasonably withheld.

          (c) To use reasonable diligence to prevent Lessee's employees and customers and other persons visiting the Premises from using any street abutting the Lot for parking.

          (d) Not to permit the use of the Lot for trucking of the character and volume greater than that customarily employed by other occupants of or any use permitted under clause (a) of this Section 2.8 for which trucking of such character and volume is customary. So far as possible, truck loading and unloading shall be carried on at parts of the Building not facing on any abutting street.

          (e) Not to place on the Premises any placard or sign of advertising that the Premises or any part thereof may be sublet. Not to place any other sign or placard on the Premises which is visible from the exterior of the Premises without the written consent of Lessor.

          (f) Not to place on the Premises any draperies, venetian blinds, curtains or similar furnishings visible from the exterior of the Premises without the written consent of Lessor.

          (g) Not to injure, overload, deface or permit to be injured, overloaded or defaced, the Building, and not to permit any holes to be made in the outside stone or brickwork, of any awnings to be placed on or suspended from the Building except such and in such places as Lessor shall in writing first approve; and not to make, allow or suffer any waste or any unlawful, improper or offensive use of the Premises or any occupation or unoccupied space thereof that shall be injurious to any person or property or invalidate any insurance on the building or increase the premium thereof.

2.9 Lessee agrees from time to time, upon not less than fifteen (15) days prior written request by Lessor, to execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect and that Lessee has no defenses, offsets or counterclaims against its obligations to pay the fixed and additional rent and any other charges and to perform its other covenants under this Lease (or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, or counterclaims, setting them forth in reasonable detail), and the dates to which the fixed and additional rent and other charges have been laid. Any such statement delivered pursuant to this Section 2.9 may be relied upon by any prospective purchaser or mortgagee of the Premises, Building and Lot or one or more of them, or any prospective assignee of any such mortgage.

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                                  ARTICLE III
           Damage or Destruction by Eminent Domain, Fire or Casualty
           ---------------------------------------------------------

3.1 In the event that the Premises, or any material part thereof, shall be taken by any public authority or for any public use, or shall be destroyed or damaged by fire or unavoidable casualty, or by the action of any public authority, then this Lease may be terminated at the election of Lessor. Such election shall be made by the giving of written notice by Lessor to Lessee within thirty (30) days after the right of election accrues. If by such taken Lessee is deprived of the use of more than thirty percent (30%) of the floor area of the Premises, or if by such fire or other casualty more than fifty percent (50%) of the floor area shall be rendered untenantable, or if the Premises are so damaged as to create a material risk that Lessee's property will be subject to loss, and if Lessor does not within a reasonable time after notice from Lessee commence and diligently pursue repairs sufficient to protect Lessee's property, Lessee may at its option terminate this Lease by notice in writing to Lessor within thirty (30) days after the date of such damage or destruction, or within thirty (30) days after it has received notice of such taking, as the case may be. If Lessee exercises such option, this Lease shall terminate, in the case of a taking, when the Lessee is required to vacate such portion of the Premises, and in the case of such damage or destruction, on that date designated in its notice of termination, which shall be not less than fifteen (15) nor more than thirty (30) days after the date of such notice.

3.2 If this Lease is not terminated pursuant to the provisions of Section 3.1, this Lease shall continue in force and a just proportion of the rent reserved, according to the nature and extent of the damages, sustained by the Premises, shall be suspended or abated until the Premises, or what may remain thereof, shall be put by Lessor in proper condition for use, which Lessor covenants to do with reasonable diligence and subject to zoning and building laws then in existence. Notwithstanding the foregoing sentence, if Lessor shall not have restored the Premises in proper condition for use and in the same condition the Premises were in immediately before such fire, or taking (subject to alterations required by such a taking and which are reasonably acceptable to Lessee) within such 150 day period, then Lessee on not less than 5 days' prior notice to Lessor may terminate this Lease, in which event the date of termination set forth in such notice shall be deemed to be the expiration date of the term hereof. In the case of a taking, which permanently reduces the floor area of the Premises, the rent shall be abated for the remainder of the term in proportion to the amount by which the floor area has been reduced.

3.3 Irrespective of the form in which recovery may be had by law, all rights to damages or compensation shall belong to Lessor in all cases, except for damages to Lessee's fixtures, property or equipment, provided that the same shall not reduce the damages or compensation which Lessor would otherwise recover. Lessee hereby grants to Lessor all of Lessee's rights to such damages and covenants to deliver such further assignments thereof as Lessor may from time to time request.

                                   ARTICLE IV
                                    Default
                                    -------

4.1 (a) If Lessee shall default in the performance of any of its obligations set forth in Article I hereof, and if such default shall continue for ten (10) days after written notice from Lessor to Lessee specifying any other default or defaults, Lessee has not commenced diligently to correct the default or defaults so specified or has not thereafter diligently pursued such correction to completion, or (b) if any assignment shall be made by Lessee for the benefit of creditors, or (c) If the Lessee's leasehold interest shall be taken on execution, or (d) a petition is filed by Lessee for adjudication as a bankrupt, or for reorganization or an arrangement under any provision of the Bankruptcy Act as then in force and effect, or (e) any involuntary petition under any of the provisions of the said Bankruptcy Act is filed against Lessee and such involuntary petition is not dismissed within thirty (30) days thereafter, then and in any of such cases Lessor may lawfully, immediately or at any time thereafter, and without further notice or demand, and without prejudice to any other remedies either enter into and upon the Premises or any part thereof, in the name of the whole, or mail a notice of termination addressed to Lessee at the Premises, and upon such entry or mailing, this Lease shall terminate, cease and be at an end. In the event that this Lease is terminated under any of the foregoing provisions contained in this Article IV, or otherwise for breach of Lessee's obligations hereunder, Lessee covenants to pay forthwith to Lessor as compensation the excess of the total rent reserved for the residue of the term over the fair rental value of the Premises for said residue. This covenant shall run with the land and in calculating the rent reserved there shall be included the value of all other considerations agreed to be paid or performed by Lessee for such residue of the term, and Lessee further covenants as an additional and cumulative obligation after any such ending to pay punctually to Lessor all the sums and perform all the obligations which Lessee covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same times as if this Lease had not been terminated. In calculating the amounts to be paid by Lessee under the foregoing covenant, Lessee shall be credited with any amount actually paid to Lessor as compensation as hereinbefore provided and also with any additional rent actually obtained by Lessor by reletting the Premises, after deducting the expenses of collecting the same.

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Nothing therein contained shall, however, limit or prejudice the right of Lessor to prove for and obtain in proceedings for bankruptcy or insolvency or arrangement with creditors as liquidated damages by reason of such determination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amounts referred to above. The term "Lessee" as used in this Article IV shall be deemed to include the Guarantor, if any, of Lessee's obligations hereunder.


                                   ARTICLE V
                                 Miscellaneous
                                 -------------

5.1 Any consent or permission by Lessor to any act or omission which otherwise would be a breach of any covenant or condition herein, or any waiver by Lessor of the breach of any covenant or condition herein, shall not in any way be held or construed (unless expressly so declared) to operate so as to impair the continuing obligation of any covenant or condition herein, or otherwise, except as to the specific instance, operate to permit similar acts or omissions.

5.2 Lessee agrees at the request of Lessor to subordinate this Lease to any mortgage placed upon the Premises, the Building and the Lot or any one or more of them by Lessor, provided that the holder of such mortgage enters into an agreement with Lessee binding upon the successors and assigns of the parties thereto by the terms of which such holder agrees not to disturb the possession and other rights of Lessee under this Lease so long as Lessee continues to perform its obligations hereunder and in the event of acquisition of title by said holder through foreclosure proceedings or otherwise, to accept Lessee as Lessee of the Premises under the terms and conditions of this Lease and to perform the Lessor's obligations hereunder (but only while owner of the Premises), and Lessee agrees to recognize such holder or any other person acquiring title to the Premises as Lessor.

Lessee and Lessor agree to execute and deliver any appropriate instruments necessary to carry out the agreements in this section 5.2 contained. Any such mortgage to which this Lease shall be subordinated may contain such terms, provisions and conditions, as the mortgagor deems usual or customary.

5.3 It is agreed that the agreements and conditions in this Lease contained on the part of Lessee to be performed and observed shall be binding upon Lessee and its successors and assigns and shall inure to the benefit of Lessor and its successors and assigns, and the agreements and conditions in this Lease contained on the part of Lessor to be performed and observed shall be binding upon Lessor and its successors and assigns and shall inure to the benefit of Lessee and its successors and assigns. If at any time or times during the term Lessor shall be the trustee of a trust, Lessee agrees that only the trust estate of Lessor shall be liable for the performance of Lessor's obligations hereunder, and that in no event shall any trustee or beneficiary of such trust be individually liable hereunder, and Lessee further agrees that the Lessor named herein and subsequent Lessor shall be liable hereunder only for obligations accruing while owner of the Premises. No holder of a mortgage of the Lessor's interest shall be deemed to be the owner, of the Premises until such holder shall have acquired indefeasible title to the Premises, Lessor warrants that it is lawfully in possession of the Premises and that it has full right and lawful authority to execute this Lease for the term, in the manner and upon the conditions and provisions herein contained.

5.4 Brokerage Lessee warrants that it has had no dealings with broker or agent in connection with the Lease and covenants to defend with counsel approved by Lessor, hold harmless and indemnify Lessor from and against any and all cost, expense or liability for any compensation, commission and charges claimed by any broker or agent with respect to Lessee's dealings in connection with this Lease or the negotiation thereof.

5.5 Lease not to be Recorded Lessee agrees that it will not record this Lease. Both parties shall, upon the request of either, execute and deliver a notice or short form of this Lease in such form, if any, as may be permitted by applicable statute. If this Lease is terminated before the term expires, the parties shall execute, deliver and record an instrument acknowledging such fact and the actual date of termination of this Lease, and Lessee hereby appoints Lessor its attorney-in-fact in its name and behalf to execute such instrument.

5.6 Acts of God In any case where either party hereto is required to do any act, delays caused by or resulting from Acts of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, materials or equipment, government regulations or other causes beyond such party's reasonable control shall not be counted in determining the time during which work shall be completed, whether such time, be designated by a fixed date, a fixed time or "a reasonable time".

5.7 Severability It is agreed that if any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease are capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

5.8 Submission Not an Option The submission of this Lease or a summary of some or all of its provisions for examination does not constitute a reservation of or option for the Premises, or an offer to lease, it being understood and agreed that this Lease shall not bind Lessor in any manner whatsoever until it has been approved and executed by Lessor and delivered to Lessee.

5.9 Security Lessee has deposited with Lessor the sum of 20,833.00 as security for the faithful performance and observance by Lessee of the terms, provisions and conditions of this Lease; it is agreed that in the event Lessee defaults in respect of any of the terms, provisions and conditions of this Lease, including but not limited to, the payment of rent and additional rent, Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Lessee is in default or for any sum which Lessor may expend or may be required to expend by reason of Lessee's default in respect of any of the terms, covenants, and conditions of this Lease, including but not limited to, any damages or deficiency accrued before or after summary proceedings or other reentry by Lessor. In the event that Lessee shall fully and faithfully comply with all of the terms, provisions, covenants, and conditions of this Lease, the security shall be returned to the Lessee after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to Lessor. In the event of a sale of the land and building or leasing of the building, of which the Demised Premises form a part, Lessor shall have the right to transfer the security to the vendee or Lessee and Lessor shall thereupon be released by Lessee from all liability for the return of such security; and Lessee agrees to look to the new Lessor solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Lessor. Lessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Lessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.


                                   ARTICLE VI
                                Quiet Enjoyment
                                ---------------

It is agreed that Lessee paying the rent reserved and performing and observing the agreements and conditions herein on its part to be performed and observed, shall and may peaceably and quietly have, hold and enjoy the Premises during the term hereof without any manner of hindrance or molestation from Lessor.

                                  ARTICLE VII
                                    Notices
                                    -------

All notices for Lessor shall be addressed to Lessor at 3 Summer St., Hingham, MA 02043 or to such other place as may be designated by written notice to Lessee; and all notices for Lessee shall be addressed to Lessee at: 960 Turnpike St., Canton, MA 02021 or to such other places as may be designated by written notice to Lessor. Any notice shall be deemed duly served if addressed to the respective party as aforesaid and mailed postage prepaid registered or certified mail, recognized overnight carrier, or delivered by hand. Unless otherwise directed in writing all rents shall be payable to Lessor at the Lessor's address above stated.

                                  ARTICLE VIII
                                     Status
                                     ------

8.1.1 Lessor represents that plumbing, heat, air-conditioning, and the electric system are in good repair and working order at the commencement of the Lease, and that the Premises are zoned for limited industrial use and may be used for the use described in Section 2.8 hereof.

8.1.2 Lessor or, Lessor's agents have made no other representations or promises with respect to the said Building, the land upon which it is erected or Demised Premises except herein expressly set forth in the provisions of this Lease. The taking of possession of the Demised Premises by Lessee shall be conclusive evidence, as against Lessee, that Lessee accepts the Premises "as is" and that said Premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken.

8.13 Lessor represents and warrants to Lessee that, to the best of Lessor's knowledge, no part of the Building or the Lot are contaminated by a Hazardous Substance (hereinafter defined). If, during the term hereof, Lessor knows that there has been a spill or release of a Hazardous Substance, in, on or under any part of the Building and/or the Lot, Lessor will give Lessee prompt written notice thereof, which notice will provide Lessee with such information as Lessor possesses concerning the nature and extent of such spill or release.

If, during the term hereof, Lessee knows that there has been a spill or release of a Hazardous Substance in, on or under any part of the Building and/or the Lot Lessee will give Lessor prompt written notice thereof, which notice will provide Lessor with such information as Lessee possesses concerning the nature and extent of such spill or release. As used herein, "Hazardous Substance" means any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or combination with other materials expected to be in the vicinity, is either: (a) potentially injurious to the public health, safety or welfare, the environment or the Premises; (b) regulated or monitored by any governmental authority having jurisdiction over the Premises; or (c) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory.

IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 13th day of March 2000.



     Foxford Business Center, LLC
  ----------------------------------        ---------------------------------
               (LESSOR)                                WITNESS




By: /s/ John G. Naughton                    /s/ Paddy Moran
  ----------------------------------        ---------------------------------
        John G. Naughton                               WITNESS



Geerlings & Wade, Inc.
-----------------------------------         ---------------------------------
               (LESSEE)                                WITNESS



By: /s/ Jay Essa                            /s/ Gregg Kober
  ----------------------------------        ---------------------------------
                                                       WITNESS

Its: President

                                                   Duly Authorized

COMMONWEALTH OF MASSACHUSETTS
                                      ss.
COUNTY OF PLYMOUTH
                                              March 13, 2000
Then personally appeared John Naughton to me known to be the individual who acknowledged (her/him) self to be the Manager of The Naughton Company, LESSOR and that (she/he), as such, being authorized to do so, executed and foregoing instrument and acknowledge the execution thereof to be (her/his) free act and deed for the purposes therein contained.

IN   WITNESS   WHEREOF, I hereunto set my hand and official seal at Plymouth
County, __________ , Massachusetts, this 13th day of March, 2000.


                                               Notary  Public

                                     /s/ Carolyn T. Lyons
                                --------------------------------------------
                                    My  commission expires September 8, 2006



COMMONWEALTH OF MASSACHUSETTS
                                      ss.
COUNTY OF BRISTOL
                                              March 8, 2000

Then personally appeared Jay Essa to me known to be the individual who acknowledged (her/him) self to be the President of Geerlings & Wade, Inc., LESSEE and that (she/he), as such, being authorized to do so, executed and foregoing instrument and acknowledge the execution thereof to be (her/his) free act and deed for the purposes therein contained.

IN   WITNESS   WHEREOF, I hereunto set my hand and official seal at Norfolk
County, __________ , Massachusetts, this 8th day of March, 2000.

                                                       Notary  Public

                                    /s/ Sharon J. Read
                                    ----------------------------------------
                                    My  commission expires December 1, 2000